                                                                    Exhibit 10.7

                                FIFTH AMENDMENT
                                       TO
                            SECURED CREDIT AGREEMENT


     THIS FIFTH AMENDMENT (the "Amendment") dated as of October 3, 1997 is entered into by and among Einstein/Noah Bagel Corp. (f/k/a Einstein Bros. Bagels, Inc.), a Delaware corporation (the "Borrower"), the lenders who are party to the Credit Agreement referred to below (the "Lenders") and Bank of America National Trust and Savings Association (as successor by merger to Bank of America Illinois), as Agent for the Lenders (herein, in such capacity, the "Agent").

                                  WITNESSETH:

     WHEREAS, the Borrower, the Lenders and the Agent are parties to a certain Secured Credit Agreement dated as of May 17, 1996 (as heretofore amended, called the "Credit Agreement"; terms used but not otherwise defined herein are used herein as defined in the Credit Agreement);

     WHEREAS, the Borrower has requested the Lenders to amend the Credit Agreement to (i) revise the Store Revenue covenant in certain respects and (ii) permit the conveyance by the Borrower to Noah's New York Bagels, Inc. ("NNYB") of a participating interest in certain Financed Franchisee Loan Documents; and

     WHEREAS, subject to the terms and conditions set forth herein the Agent and the Lenders are willing to undertake such amendments.

     NOW, THEREFORE, in consideration of the premises, and intending to be legally bound hereby, the Borrower, the Agent and the Lenders hereby agree as follows:

     SECTION 1.  AMENDMENT.
                 ---------

     Upon receipt of the documents to be delivered by the Borrower pursuant to
Section 2 below, and in reliance on the Borrower's warranties set forth in
Section 3 below, the Credit Agreement is hereby amended (effective as of the dates set forth below) to read as follows:

          (a) Effective as of the date hereof, Clause (3) of Section 6.7 of the Credit Agreement is hereby amended to read in its entirety as follows:

               "(3) that (a) the Borrower may convey to Noah's New York Bagels, Inc. a ninety-nine percent participating interest in the Debt of Noah's Pacific, L.L.C. evidenced by the Financed Franchisee Loan Documents executed by Noah's Pacific, L.L.C. in favor of the Borrower and (b) any Subsidiary may sell, lease,
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          assign, or otherwise transfer its assets to the Borrower or any
          Wholly-Owned Subsidiary unless in the case of a Subsidiary which is a Special Purpose Subsidiary, such assets are not of a type permitted pursuant to the definition of "Special Purpose Subsidiary";"

          (b) Effective as of the date hereof, Section 6.8 of the Credit Agreement is hereby amended by deleting the word "and" which immediately precedes Clause (11) to such Section and by adding at the end of such Section the following language:

               "and (12) (a) the Borrower may make a capital contribution to Noah's New York Bagels, Inc. of the participating interest described in Clause (3) (a) of Section 6.7, (b) Noah's New York Bagels, Inc. may fund its obligations to the Borrower from time to time with respect to the participating interest described in Clause (3) (a) of Section 6.7 and (c) the Borrower may make capital contributions from time to time to Noah's New York Bagels, Inc. to permit Noah's New York Bagels, Inc. to fund its obligations referenced in the immediately preceding Clause
          (12) (b)."

          (c) Effective as of April 20, 1997, Section 7.1 of the Credit Agreement is hereby amended to read in its entirety as follows:

               "Section 7.1 Store Revenue. Maintain as of the last day of each fiscal quarter, an average weekly net revenue (i.e., gross revenue net of customer coupons and discounts) during such fiscal quarter per Store for all Stores (whether operated by the Borrower or a Franchisee) of not less than $12,000."

     SECTION 2.  CERTAIN DOCUMENTS.

     Concurrently herewith the Borrower has delivered the following to the Agent, each duly executed and appropriately dated in form and substance satisfactory to the Agent;

          (a) Certificate of the Borrower. A certificate of the Secretary of the Borrower certifying a true and correct copy of the participation agreement (the "Participation Agreement") pursuant to which the Borrower has conveyed a ninety-nine percent participation interest in the Financed Franchisee Loan Documents referenced in clause (3) (a) of Section 6.7 of the Credit Agreement (the "Subject Loan Documents").

          (b) Collateral Assignment (NNYB). A collateral assignment by NNYB of its participating interest in the Subject Loan Documents, duly executed by NNYB.

                                       2
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          (c)  Collateral Assignment (Borrower).  A revised Schedule I to the
     Collateral Assignment of Loan which includes the Participation Agreement.


     SECTION 3.  WARRANTIES.
                 ----------

     To induce the Agent and the Lenders to enter into this Amendment, the Borrower warrants to the Agent and the Lenders as of the date hereof that:

          (a) The representations and warranties contained in the Credit Agreement and Loan Documents are true and correct in all material respects on and as of the date hereof (except to the extent such representations and warranties expressly refer to an earlier date); and

          (b)  No Default or Event of Default has occurred and is continuing.

     SECTION 4.  GENERAL.
                 -------

          (a) As hereby modified, the Credit Agreement shall remain in full force and effect and is hereby ratified, approved and confirmed in all respects.

          (b) This Amendment shall be binding upon and shall inure to the benefit of the Borrower, the Lenders and the Agent and respective successors and assigns of the Lenders and the Agent.

          (c) This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

                                 *  *  *  *  *

                                       3
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Delivered at Chicago, Illinois, as of the date and year first above written.

                                 EINSTEIN/NOAH BAGEL CORP.


                                 By: /s/ Paul A. Strasen
                                     -------------------------------
                                    Title: Senior Vice-President
                                           -------------------------

                                 BANK OF AMERICA NATIONAL TRUST AND
                                 SAVINGS ASSOCIATION, as successor
                                 by merger to BANK OF AMERICA
                                 ILLINOIS, as Agent


                                 By: /s/ David A. Johanson
                                     -------------------------------
                                    Title: Vice President
                                           -------------------------


                                 BANK OF AMERICA NATIONAL TRUST AND
                                 SAVINGS ASSOCIATION, as successor
                                 by merger to BANK OF AMERICA
                                 ILLINOIS, as Lender


                                 By: /s/ Marcia Clausen
                                     -------------------------------
                                    Title: Managing Director
                                           -------------------------

                                 LASALLE NATIONAL BANK


                                  By: /s/ John C. Thurston
                                      ------------------------------
                                  Title: Assistant Vice President
                                         ---------------------------

                                  HARRIS TRUST AND SAVINGS BANK


                                  By: /s/ John M. Dillon
                                      ------------------------------
                                  Title: Vice President
                                         ---------------------------
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     The undersigned hereby acknowledge the foregoing amendments and reaffirm their respective duties and obligations arising under the Loan Documents to which each is a party.

                              BRACKMAN BROTHERS, INC.

                              By: /s/ Paul A. Strasen
                                  -----------------------------
                              Its: Vice President
                                   ----------------------------

                              BALTIMORE BAGEL CO.

                              By: /s/ Paul A. Strasen
                                  -----------------------------
                              Its: Vice President
                                   ----------------------------

                              NOAH'S NEW YORK BAGELS, INC.


                              By: /s/ Paul A. Strasen
                                  -----------------------------
                              Its: Vice President
                                   ----------------------------